UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21727

First Trust Mortgage Income Fund
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

registrant’s telephone number, including area code: 630-765-8000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)       The Report to Shareholders is attached herewith.

First Trust
Mortgage Income Fund (FMY)
Annual Report
For the Year Ended
October 31, 2020

First Trust Mortgage Income Fund (FMY)
Annual Report
October 31, 2020
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Mortgage Income Fund (the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

Shareholder Letter
First Trust Mortgage Income Fund (FMY)
Annual Letter from the Chairman and CEO
October 31, 2020
Dear Shareholders,
First Trust is pleased to provide you with the annual report for the First Trust Mortgage Income Fund (the “Fund”), which contains detailed information about the Fund for the twelve months ended October 31, 2020.
As I was collecting my thoughts for this annual roundup it occurred to me that my message this year should touch on the tone of the markets and the investing climate rather than belabor all the news and events that brought us to this juncture. We all know how tumultuous our lives have become over the past eight or so months. The phrase “shelter-at-home” says it all. I would rather talk about why I believe investors should be optimistic about where we could be headed.
Having said that, allow me to at least acknowledge the two elephants in the room: the coronavirus (“COVID-19”) and the election. In the first 12 days of November, we learned the following: that we likely have a new President-elect (Joe Biden), though it may not be official for some time because it is being contested by President Donald Trump and some of his loyal backers in the Republican Party citing voter fraud in certain states; that we still do not know which political party will have control of the Senate due to a couple of run-offs in Georgia to be held on January 5, 2021; and, that it looks as though we may be fortunate enough to have an FDA-approved COVID-19 vaccine by either the end of 2020 or the start of 2021, though that too is not yet official. It could be a game-changer in the COVID-19 battle. And, we may gain access to additional vaccines as well. The key to getting the economy back to running on all cylinders is to fully reopen, and a vaccine is “what the doctor ordered.”
With respect to the tone of the markets and investment climate, to say that I am encouraged about what has transpired in 2020 would be an understatement. Despite the extraordinary challenges so far this year, the S&P 500® Index posted a total return of 2.77% over the first 10 months of 2020, this despite plunging 33.8% into bear market territory from February 19, 2020 through March 23, 2020, according to Bloomberg. As impressive as that feat is, the future looks even brighter. While Bloomberg’s consensus earnings growth rate estimate for the S&P 500® Index for 2020 was -16.51%, as of November 13, 2020, its 2021 and 2022 estimates were 21.74% and 16.95%, respectively. That is a strong take on the prospects for a rebound in Corporate America over the next 24 months. One of the tailwinds that is providing a good deal of support to the economy and markets is the decision by the Federal Reserve (the “Fed”) to keep interest rates artificially low for as long as need be to meet both its employment and inflation targets. By keeping rates lower for longer, the Fed is essentially inviting investors to assume more risk to generate higher returns. Brian Wesbury, Chief Economist at First Trust, believes that the Fed could need until 2024 to accomplish its goals. That is a lot of runway for investors to reposition their portfolios, if needed, and a very generous, and perhaps unprecedented, amount of guidance from the Fed, in our opinion. Those investors with cash on the sidelines earning next to nothing have options if they choose to act.
We are encouraged about the prospects for the economy and the markets, but investors should be prepared to weather some volatility until the COVID-19 pandemic is better contained. As always, we encourage investors to stay the course!
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

First Trust Mortgage Income Fund (FMY)
“AT A GLANCE”
As of October 31, 2020 (Unaudited)
Fund Statistics
Symbol on New York Stock Exchange	FMY
Common Share Price	$13.40
Common Share Net Asset Value (“NAV”)	$14.45
Premium (Discount) to NAV	(7.27)%
Net Assets Applicable to Common Shares	$60,877,670
Current Distribution per Common Share(1)	$0.0600
Current Annualized Distribution per Common Share	$0.7200
Current Distribution Rate on Common Share Price(2)	5.37%
Current Distribution Rate on NAV(2)	4.98%
Common Share Price & NAV (weekly closing price)

Performance
		Average Annual Total Returns
	1 Year Ended 10/31/20	5 Years Ended 10/31/20	10 Years Ended 10/31/20	Inception (5/25/05) to 10/31/20
Fund Performance(3)
NAV	2.12%	3.51%	4.04%	5.35%
Market Value	0.93%	3.94%	2.69%	4.52%
Index Performance
Bloomberg Barclays U.S. Mortgage Backed Securities (MBS) Index	3.95%	2.96%	2.90%	4.04%
Portfolio Characteristics
Weighted Average Effective Duration	2.79 Years
Weighted Average Effective Maturity	5.17 Years

Fund Allocation	% of Net Assets
U.S. Government Agency Mortgage-Backed Securities	60.5%
Mortgage-Backed Securities	36.2
Asset-Backed Securities	0.9
Net Other Assets and Liabilities(4)	2.4
Total	100.0%
Credit Quality(5)	% of Total Fixed-Income Investments
AAA	1.9%
AA+	4.5
AA	3.4
AA-	0.8
A+	1.8
BBB+	0.6
BBB	0.7
BBB-	0.1
BB+	1.0
BB	0.3
BB-	0.2
B+	0.7
CCC	0.9
CC	4.8
Not Rated	15.4
Government	60.5
Cash & Cash Equivalents	2.4
Total	100.0%
(1)	Most recent distribution paid or declared through 10/31/2020. Subject to change in the future.
(2)	Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share Price or NAV, as applicable, as of 10/31/2020. Subject to change in the future.
(3)	Total return is based on the combination of reinvested dividend, capital gain, and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(4)	Includes variation margin on futures.
(5)	The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor’s Ratings Group, a division of the McGraw Hill Companies, Inc., Moody’s Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest rating is used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. U.S. Treasury, U.S. Agency and U.S. Agency mortgage-backed securities appear under “Government.” Credit ratings are subject to change.

Portfolio Commentary
First Trust Mortgage Income Fund (FMY)
Annual Report
October 31, 2020 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) serves as the investment advisor to the First Trust Mortgage Income Fund (the “Fund” or “FMY”) and offers customized portfolio management using its structured, quantitative approach to security selection.
Portfolio Management Team
Jeremiah Charles – Senior Vice President and Senior Portfolio Manager, First Trust Securitized Products Group
James Snyder – Senior Vice President and Senior Portfolio Manager, First Trust Securitized Products Group
Commentary
First Trust Mortgage Income Fund
The Fund’s primary investment objective is to seek a high level of current income. As a secondary objective, the Fund seeks to preserve capital. The Fund pursues its objectives by investing primarily in mortgage-backed securities (“MBS”) representing part ownership in a pool of either residential or commercial mortgage loans that, in the opinion of the Fund’s investment advisor, offer an attractive combination of credit quality, yield and maturity. There can be no assurance the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.
Market Recap
The 12-month period ended October 31, 2020 began relatively calm, being driven primarily by policy decisions related to the trade war. The onset of the coronavirus (“COVID-19”) pandemic in early 2020 triggered an unprecedented liquidity crisis across global markets, with its effects rippling through the domestic and global economies and causing profound changes in both bond and equity market fundamentals, risk factors and valuations. Due to the nature of this pandemic, the reversal in monetary policy driven by the trade war was put into overdrive. In response, the Federal Reserve (the “Fed”) began a new phase of seemingly limitless quantitative easing (“QE”), and reinstated programs that were last relied upon during the Great Recession of 2008. The Fed also began to roll out new programs, expanding the range of covered asset classes, providing a backstop to the significant dislocations and severe illiquidity that occurred. The Fed further aided markets with an emergency rate cut of 100 basis points (“bps”) and setting the lower bound of the Fed Funds rate at 0%. The Fed was not alone in providing aid, as Congress stepped in with a large stimulus package to help Americans weather COVID-19 and its effects. Treasury issuance as a result has soared to buoy government spending, however, with the aid of QE programs and a continued demand for safe haven assets, Treasury yields plunged to record lows. For example, over the last year, the 2-Year Treasury yield has declined precipitously by 137 bps to close on October 31, 2020 at 15 bps, while the 10-Year Treasury yield fell 82 bps to close the period at 87.4 bps, with the curve bull steepening. The COVID-19 panic did not discriminate, affecting nearly every aspect of the broader spread markets, including Agency MBS, which initially saw large spread widening moves as Agency MBS spreads widened dramatically from the low 40s Treasury Option-Adjusted Spread (“OAS”), to a wide of 136 OAS. Agency MBS spreads tightened to close the period at 64 OAS, as the impact of Fed programs and legislative support helped improve liquidity and greatly improved market participants risk appetite.
Performance Analysis
During the 12-month period ended October 31, 2020, the Fund returned 2.12% on a net asset value (“NAV”) basis, and 0.93% on a market price basis.
During the same period, the Bloomberg/Barclays U.S. MBS Index (the “Index”) returned 3.95%.
During the same period, the Fund underperformed the Index by 1.83% net of fees, on a NAV basis and 3.02% on a market price basis. The Fund has historically owned a significant amount of Non-Agency and Interest Only Agency MBS securities that experienced substantial widening during the severe illiquidity that gripped the fixed income markets during the early stages of the COVID-19 pandemic unfolding in America. As markets digested the rapid pace of lockdowns, uncertainties on future economic health, and the Fed’s rapidly evolving market support, treasury yields plunged, in an outright flight to quality. Given the Fund’s usage of short treasury future positions to manage overall interest rate risk, this abrupt rally in treasury yields proved to be mildly detrimental to overall Fund performance. As the Fed continued to unveil the ever-broadening scope of its market support, coupled with legislative initiatives, risk assets staged a dramatic comeback that has persisted into the close of the 12-month period ended October 31, 2020. As such, valuations on both Non-Agency and Interest Only Agency MBS securities improved, which helped the Fund to recover from its NAV low which was posted on March 25, 2020. Since that NAV low, the Fund has outperformed the Index by nearly 700 bps.

Portfolio Commentary (Continued)
First Trust Mortgage Income Fund (FMY)
Annual Report
October 31, 2020 (Unaudited)
Fund and Market Outlook
The Fed has deployed emergency rate cuts, large scale QE, unprecedented lending programs and has signaled it plans to be highly accommodative for some time to come. We believe this will keep the front end of the yield curve anchored in place in the near term, with any rate volatility centralized in the longer maturity segments of the yield curve. We do expect consumer and overall economic data to continue to recover, with the recovery likely to accelerate on the back of any potential additional stimulus package, as well as any positive developments in COVID-19 treatment and vaccines to combat the pandemic. On the other side of that, a rapid acceleration of the pandemic, and corresponding enhanced large-scale restrictions or lockdowns could be quite detrimental to our growth forecast. Over the near term, we expect no rise in inflation, but given the surge in the money supply and dollar weakness, we could see inflationary pressure build over the medium term. We remain positive on MBS spread valuations over the longer term and believe there is additional capacity for spread tightening to occur. Lastly, while we do generally expect interest rate volatility to remain somewhat muted due to ongoing fiscal and monetary programs deployed to assist in fighting the virus, chiefly QE and the potential for a yield curve control type program by the Fed, we are mindful that volatility could spike around the time of the U.S. elections in November 2020, and, result dependent, potentially remain elevated throughout the balance of the year.
Given our outlook on the broader bond markets, we plan to continue to actively manage the Fund versus the Index from a duration standpoint, especially after the dramatic declines in Treasury yields to such uneconomic levels. To the extent the curve sees a large bear steepening, likely due to inflation, supply or volatility, we will look to take advantage of higher longer maturity yields. From an asset allocation perspective, we plan to continue to reinvest legacy portfolio runoff into certain sub-sectors of Agency Residential Mortgage-Backed Securities (“RMBS”) and Agency Commercial Mortgage-Backed Securities (“CMBS”) over the near term. In our view, this approach would provide some yield, income, dividend, and spread protection for shareholders. As part of the investment team’s Agency MBS strategy, a substantial portion of the agency securities have been and will continue to be invested in the Collateralized Mortgage Obligations (“CMOs”) and interest-only sectors to increase the income, economic earnings and tradability of the portfolio. This strategy can be very effective with proper security selection, particularly when combined with appropriate yield curve management. We plan continue to maintain a tradeable portfolio as that is critical to being able to act should opportunities arise in Non-Agency RMBS and Non-Agency CMBS.

First Trust Mortgage Income Fund (FMY)
Portfolio of Investments
October 31, 2020
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES – 60.5%
	Collateralized Mortgage Obligations – 36.8%
	Federal Home Loan Mortgage Corp.
$10,932	Series 1394, Class ID, Cost of Funds 11th District of San Fransisco x -4.67 + 44.56%, Capped at 9.57% (a)	9.57%	10/15/22	$11,721
13,429	Series 2303, Class SW, Cost of Funds 11th District of San Fransisco x -15.87 + 121.11%, Capped at 10.00% (a)	10.00%	03/01/24	1,621
57,809	Series 2334, Class QS, 1 Mo. LIBOR x -3.5 + 28.18% (a)	27.66%	07/15/31	92,348
234,579	Series 2439, Class XI, IO, if 1 Mo. LIBOR x -1 + 7.74% is less than 7.50%, then 6.50%, otherwise 0.00% (a)	6.50%	03/01/32	41,603
515,585	Series 2807, Class SB, IO, 1 Mo. LIBOR x -1 + 7.45% (a)	7.30%	11/15/33	98,635
1,208,837	Series 2975, Class SJ, IO, 1 Mo. LIBOR x -1 + 6.65% (a)	6.50%	05/15/35	236,948
258,586	Series 3012, Class GK, 1 Mo. LIBOR x -4.5 + 24.75% (a)	24.08%	06/15/35	486,277
240,562	Series 3108, Class QZ	6.00%	02/01/36	360,956
13,874	Series 3195, Class SX, 1 Mo. LIBOR x -6.5 + 46.15% (a)	45.19%	07/15/36	54,994
654,700	Series 3210, Class ZA	6.00%	09/01/36	852,046
120,564	Series 3410, Class HC	5.50%	02/01/38	141,690
69,292	Series 3451, Class SB, IO, 1 Mo. LIBOR x -1 + 6.03% (a)	5.88%	05/15/38	11,743
414,733	Series 3471, Class SD, IO, 1 Mo. LIBOR x -1 + 6.08% (a)	5.93%	12/15/36	71,748
28,768	Series 3784, Class BI, IO	3.50%	01/01/21	61
250,000	Series 3797, Class KB	4.50%	01/01/41	298,541
346,332	Series 3985, Class GI, IO	3.00%	10/01/26	9,937
36,344	Series 4021, Class IP, IO	3.00%	03/01/27	1,905
575,292	Series 4057, Class YI, IO	3.00%	06/01/27	35,709
1,098,256	Series 4082, Class PI, IO	3.00%	06/01/27	65,270
5,453,733	Series 4142, Class IO, IO	3.00%	12/01/27	327,818
731,853	Series 4206, Class IA, IO	3.00%	03/01/33	74,312
800,758	Series 4258, Class CO	(b)	06/01/43	736,037
4,315,585	Series 4459, Class EI, IO	6.00%	06/01/36	626,012
427,264	Series 4615, Class GT, 1 Mo. LIBOR x -4 + 16.00%, Capped at 4.00% (a)	4.00%	10/15/42	432,948
3,796,253	Series 4619, Class IB, IO	4.00%	12/01/47	138,782
9,259,874	Series 4938, Class IB, IO	4.00%	07/01/49	1,133,605
	Federal Home Loan Mortgage Corp. Structured Pass-Through Certificates
49,084	Series T-56, Class APO	(b)	05/01/43	47,962
	Federal Home Loan Mortgage Corp., STRIPS
65,041	Series 177, IO	7.00%	06/17/26	8,332
881,596	Series 243, Class 2, IO	5.00%	11/01/35	146,425
3,758,563	Series 303, Class C17, IO	3.50%	01/01/43	506,957
	Federal National Mortgage Association
58,804	Series 1996-46, Class ZA	7.50%	11/01/26	65,857
196,396	Series 1997-85, Class M, IO	6.50%	12/01/27	13,982
39,937	Series 2002-80, Class IO, IO	6.00%	09/01/32	4,743
78,857	Series 2003-15, Class MS, IO, 1 Mo. LIBOR x -1 + 8.00% (a)	7.85%	03/25/33	15,657
101,666	Series 2003-44, Class IU, IO	7.00%	06/01/33	22,741
582,018	Series 2003-62, Class PO	(b)	07/01/33	551,302
483,846	Series 2004-49, Class SN, IO, 1 Mo. LIBOR x -1 + 7.10% (a)	6.95%	07/25/34	90,600
15,288	Series 2004-74, Class SW, 1 Mo. LIBOR x -2 + 15.50% (a)	15.21%	11/25/31	21,044
335,569	Series 2004-W10, Class A6	5.75%	08/01/34	384,800
273,214	Series 2005-122, Class SN, 1 Mo. LIBOR x -4 + 28.60% (a)	28.00%	01/25/36	509,683
24,090	Series 2005-59 SU, 1 Mo. LIBOR x -5 + 25.50% (a)	24.75%	06/25/35	40,795
97,179	Series 2005-6, Class SE, IO, 1 Mo. LIBOR x -1 + 6.70% (a)	6.55%	02/25/35	19,826
433,772	Series 2005-74, Class NZ	6.00%	09/01/35	606,096
270,448	Series 2006-105, Class ZA	6.00%	11/01/36	375,878
624,677	Series 2006-5, Class 3A2 (c)	3.06%	05/01/35	636,065
51,150	Series 2007-100, Class SM, IO, 1 Mo. LIBOR x -1 + 6.45% (a)	6.30%	10/25/37	10,401
See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Portfolio of Investments (Continued)
October 31, 2020
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Collateralized Mortgage Obligations (Continued)
	Federal National Mortgage Association (Continued)
$243,777	Series 2007-30, Class ZM	4.25%	04/01/37	$299,549
268,186	Series 2007-37, Class SB, IO, 1 Mo. LIBOR x -1 + 6.75% (a)	6.60%	05/25/37	57,776
294,177	Series 2008-17, Class BE	5.50%	10/01/37	357,552
682,000	Series 2008-2, Class PH	5.50%	02/01/38	843,338
494,000	Series 2009-28, Class HX	5.00%	05/01/39	619,158
194,127	Series 2009-37, Class NZ	5.71%	02/01/37	257,391
1,193,008	Series 2010-103, Class ID, IO	5.00%	09/01/40	249,059
76,515	Series 2010-99, Class SG, 1 Mo. LIBOR x -5 + 25.00% (a)	24.26%	09/01/40	134,972
711	Series 2011-5, Class IK, IO	8.00%	02/01/21	2
806,774	Series 2011-52, Class LB	5.50%	06/01/41	925,331
168,299	Series 2011-66, Class QI, IO	3.50%	07/01/21	1,258
1,497,659	Series 2011-81, Class PI, IO	3.50%	08/01/26	80,264
97,856	Series 2012-111, Class B	7.00%	10/01/42	117,973
1,122,747	Series 2012-112, Class BI, IO	3.00%	09/01/31	63,336
1,465,370	Series 2012-125, Class MI, IO	3.50%	11/01/42	201,218
18,803	Series 2012-74, Class OA	(b)	03/01/42	17,957
18,803	Series 2012-75, Class AO	(b)	03/01/42	17,943
98,303	Series 2013-132, Class SW, 1 Mo. LIBOR x -2.67 + 10.67% (a)	10.27%	01/01/44	123,161
1,343,903	Series 2013-32, Class IG, IO	3.50%	04/01/33	141,668
358,938	Series 2013-51, Class PI, IO	3.00%	11/01/32	31,287
2,497,595	Series 2015-20, Class ES, IO, 1 Mo. LIBOR x -1 + 6.15% (a)	6.00%	04/25/45	465,339
740,316	Series 2015-76, Class BI, IO	4.00%	10/01/39	48,782
2,324,628	Series 2015-97, Class AI, IO	4.00%	09/01/41	124,387
168,142	Series 2016-74, Class LI, IO	3.50%	09/01/46	54,715
5,797,773	Series 2017-109, Class SJ, IO, 1 Mo. LIBOR x -1+ 6.20% (a)	6.05%	01/25/48	937,771
	Federal National Mortgage Association, STRIPS
42,332	Series 305, Class 12, IO (d)	6.50%	12/01/29	6,295
55,495	Series 355, Class 18, IO	7.50%	11/01/33	12,111
1,910,487	Series 387, Class 10, IO	6.00%	04/01/38	341,556
994,084	Series 406, Class 6, IO (d)	4.00%	01/01/41	131,228
770,184	Series 413, Class 173, IO (d)	4.50%	07/01/42	125,839
	Government National Mortgage Association
367,921	Series 2004-95, Class QZ	4.50%	11/01/34	403,490
217,447	Series 2005-33, Class AY	5.50%	04/01/35	246,092
78,964	Series 2005-68, Class DP, 1 Mo. LIBOR x -2.41 + 16.43% (a)	16.08%	06/17/35	102,724
287,879	Series 2005-68, Class KI, IO, 1 Mo. LIBOR x -1 + 6.30% (a)	6.15%	09/20/35	62,075
41,382	Series 2006-28, Class VS, 1 Mo. LIBOR x -13 + 87.10% (a)	85.13%	06/20/36	134,767
447,105	Series 2007-14, Class PB	5.40%	03/01/37	501,728
71,154	Series 2007-50, Class AI, IO, 1 Mo. LIBOR x -1 + 6.78% (a)	6.62%	08/20/37	5,690
236,137	Series 2007-68, Class PI, IO, 1 Mo. LIBOR x -1 + 6.65% (a)	6.50%	11/20/37	36,018
100,000	Series 2008-2, Class HB	5.50%	01/01/38	120,060
304,000	Series 2008-32, Class JD	5.50%	04/01/38	376,102
203,403	Series 2008-73, Class SK, IO, 1 Mo. LIBOR x -1 + 6.74% (a)	6.59%	08/20/38	37,109
272,305	Series 2009-100, Class SL, IO, 1 Mo. LIBOR x -1 + 6.50% (a)	6.35%	05/16/39	8,821
165,442	Series 2009-12, Class IE, IO	5.50%	03/01/39	25,676
9,662	Series 2009-65, Class NJ, IO	5.50%	07/01/39	107
137,634	Series 2009-79, Class PZ	6.00%	09/01/39	177,586
377,410	Series 2013-104, Class YS, IO, 1 Mo. LIBOR x -1 + 6.15% (a)	6.00%	07/16/43	71,248
215,767	Series 2014-41, Class St, 1 Mo. LIBOR x -2.67 + 11.47% (a)	11.06%	11/20/42	236,503
6,478,625	Series 2015-158, Class KS, IO, 1 Mo. LIBOR x -1 + 6.25% (a)	6.10%	11/20/45	1,277,180
72,929	Series 2016-139, Class MZ	1.50%	07/01/45	70,851
147,697	Series 2017-4, Class CZ	3.00%	01/01/47	163,156
115,178	Series 2017-H18, Class DZ (d)	4.59%	09/01/67	149,934

See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Portfolio of Investments (Continued)
October 31, 2020
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Collateralized Mortgage Obligations (Continued)
	Government National Mortgage Association (Continued)
$19,886,094	Series 2020-13, Class BT, IO, 1 Mo. LIBOR x -1 + 6.20%, Capped at 0.50% (a)	0.50%	11/20/45	$389,662
5,000,000	Series 2020-146, Class CI, IO (e)	2.50%	10/01/50	603,906
				22,411,114
	Commercial Mortgage-Backed Securities – 17.4%
	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
19,930,081	Series K087, Class X1, IO (c)	0.36%	12/01/28	554,626
4,000,000	Series K110, Class X3, IO (c)	3.40%	06/01/48	1,019,641
3,330,000	Series K112, Class X3, IO (c)	3.00%	07/01/48	760,206
4,605,411	Series K115, Class X3, IO (c)	2.96%	09/01/48	1,049,223
4,326,216	Series K118, Class X3, IO (c)	2.79%	10/01/53	906,723
3,250,000	Series K-1517, Class X3, IO (c)	3.28%	08/01/38	1,048,469
23,292,018	Series K736, Class X1, IO (c)	1.31%	07/01/26	1,449,059
1,831,144	Series K739, Class X3, IO (c) (e)	2.85%	09/01/27	300,000
	Federal National Mortgage Association, ACES
13,100,000	Series 2019-M9, Class X4, IO	0.70%	03/01/29	586,502
	Government National Mortgage Association
218,000	Series 2013-57, Class D (d)	2.35%	06/01/46	224,311
3,584,380	Series 2016-11, Class IO (d)	0.87%	01/01/56	187,134
6,433,956	Series 2016-143, Class IO	0.89%	10/01/56	415,996
9,639,433	Series 2016-166, Class IO (d)	1.00%	04/01/58	619,943
13,324,794	Series 2017-126, Class IO (c)	0.78%	08/01/59	833,924
10,811,382	Series 2017-7, Class IO (d)	0.83%	12/01/58	627,406
				10,583,163
	Pass-through Security – 6.3%
	Federal Home Loan Mortgage Corp.
169,945	Pool A94738	4.50%	11/01/40	183,858
385,786	Pool K36017	5.00%	09/01/47	417,743
789,345	Pool U99176	4.00%	12/01/47	867,944
	Federal National Mortgage Association
1,111	Pool 535919	6.50%	05/01/21	1,240
563,065	Pool 831145	6.00%	12/01/35	661,526
579,220	Pool 843971	6.00%	11/01/35	673,753
932,144	Pool AB5688	3.50%	07/01/37	1,015,002
				3,821,066
	Total U.S. Government Agency Mortgage-Backed Securities			36,815,343
	(Cost $36,930,254)
MORTGAGE-BACKED SECURITIES – 36.2%
	Collateralized Mortgage Obligations – 32.8%
	Accredited Mortgage Loan Trust
246,418	Series 2003-2, Class A1	4.98%	10/01/33	259,692
	ACE Securities Corp. Home Equity Loan Trust
782,772	Series 2006-ASAP6, Class A2D, 1 Mo. LIBOR + 0.22% (f)	0.37%	12/25/36	410,106
	Asset Backed Securities Corp Home Equity Loan Trust
24,671	Series 2005-HE4, Class M4, 1 Mo. LIBOR + 0.95% (f)	1.09%	05/25/35	24,708
	Banc of America Funding Corp.
5,137	Series 2008-R2, Class 1A4 (g)	6.00%	09/01/37	5,138
	Banc of America Mortgage Trust
48,003	Series 2002-L, Class 1A1 (c)	3.24%	12/01/32	39,711
116,358	Series 2005-A, Class 2A1 (c)	3.69%	02/01/35	116,838
See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Portfolio of Investments (Continued)
October 31, 2020
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MORTGAGE-BACKED SECURITIES (Continued)
	Collateralized Mortgage Obligations (Continued)
	Chase Mortgage Finance Trust
$88,920	Series 2007-A1, Class 1A3 (c)	3.44%	02/01/37	$88,496
	Citigroup Mortgage Loan Trust
153,233	Series 2005-6, Class A1, US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.10% (f)	2.22%	09/01/35	160,537
32,853	Series 2009-10, Class 1A1 (c) (g)	2.79%	09/01/33	32,846
369,543	Series 2012-7, Class 10A2 (c) (g)	2.94%	09/01/36	339,384
	Countrywide Home Loan Mortgage Pass-Through Trust
177,571	Series 2003-46, Class 2A1 (c)	2.94%	01/01/34	174,715
66,154	Series 2005-HYB3, Class 2A6B (c)	3.45%	06/01/35	67,732
201,591	Series 2006-21, Class A8	5.75%	02/01/37	152,248
371,419	Series 2006-HYB5, Class 3A1A (c)	3.08%	09/01/36	343,754
	Credit Suisse First Boston Mortgage Securities Corp.
332,446	Series 2004-AR2, Class 1A1 (c)	3.24%	03/01/34	335,743
71,208	Series 2004-AR8, Class 6A1 (c)	2.95%	09/01/34	71,569
80,438	Series 2005-5, Class 3A2, 1 Mo. LIBOR + 0.30% (f)	0.45%	07/25/35	78,009
	Credit Suisse Mortgage Trust
574	Series 2011-12R, Class 3A1 (c) (g)	2.67%	07/27/36	574
340,219	Series 2017-FHA1, Class A1 (g)	3.25%	04/01/47	352,680
	Deutsche ALT-A Securities, Inc., Mortgage Loan Trust
2,734	Series 2003-3, Class 3A1	5.00%	10/25/33	2,733
	DSLA Mortgage Loan Trust
436,748	Series 2004-AR3, Class 2A2A, 1 Mo. LIBOR + 0.74% (f)	0.89%	07/19/44	409,023
535,897	Series 2007-AR1, Class 2A1A, 1 Mo. LIBOR + 0.14% (f)	0.29%	03/01/37	495,854
	Galton Funding Mortgage Trust
150,703	Series 2018-2, Class A41 (g)	4.50%	10/01/58	154,214
	GSR Mortgage Loan Trust
6,357	Series 2003-10, Class 1A12 (c)	2.86%	10/01/33	6,205
171,960	Series 2005-AR1, Class 4A1 (c)	3.30%	01/01/35	164,506
	Harborview Mortgage Loan Trust
288,828	Series 2004-6, Class 3A1 (c)	3.53%	08/01/34	284,134
	Home Equity Asset Trust
23,792	Series 2005-3, Class M4, 1 Mo. LIBOR + 0.64% (f)	0.79%	08/25/35	23,824
391,426	Series 2005-9, Class M1, 1 Mo. LIBOR + 0.41% (f)	0.56%	04/25/36	387,027
	Impac CMB Trust
122,958	Series 2004-6, Class 1A2, 1 Mo. LIBOR + 0.78% (f)	0.93%	10/25/34	122,428
	IXIS Real Estate Capital Trust
1,059,138	Series 2007-HE1, Class A3, 1 Mo. LIBOR + 0.16% (f)	0.31%	05/25/37	375,386
	JP Morgan Mortgage Trust
675,626	Series 2005-ALT1, Class 4A1 (c)	3.18%	10/01/35	608,278
401,503	Series 2006-A2, Class 4A1 (c)	3.08%	08/01/34	412,475
104,185	Series 2006-A2, Class 5A3 (c)	2.98%	11/01/33	106,431
69,942	Series 2014-2, Class 1A1 (g)	3.00%	06/01/29	71,551
	MASTR Adjustable Rate Mortgages Trust
27,703	Series 2004-13, Class 3A7B, US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.00% (f)	2.12%	11/01/34	27,928
	MASTR Alternative Loan Trust
3,572,678	Series 2006-2, Class 2A3, 1 Mo. LIBOR + 0.35% (f)	0.50%	03/25/36	192,643
	MASTR Asset Backed Securities Trust
722,826	Series 2006-HE5, Class A3, 1 Mo. LIBOR + 0.16% (f)	0.31%	11/25/36	537,071
1,188,150	Series 2006-NC2, Class A3, 1 Mo. LIBOR + 0.11% (f)	0.26%	08/25/36	637,041
542,333	Series 2006-NC2, Class A5, 1 Mo. LIBOR + 0.24% (f)	0.39%	08/25/36	301,998
	MASTR Asset Securitization Trust
12,487	Series 2003-11, Class 5A2	5.25%	12/01/23	12,576
46,138	Series 2003-11, Class 6A16	5.25%	12/01/33	47,701

See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Portfolio of Investments (Continued)
October 31, 2020
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MORTGAGE-BACKED SECURITIES (Continued)
	Collateralized Mortgage Obligations (Continued)
	Mellon Residential Funding Corp. Mortgage Pass-Through Trust
$190,973	Series 2001-TBC1, Class A1, 1 Mo. LIBOR + 0.70% (f)	0.85%	11/15/31	$190,648
193,724	Series 2002-TBC2, Class A, 1 Mo. LIBOR + 0.86% (f)	1.01%	08/15/32	188,403
	Meritage Mortgage Loan Trust
2,468	Series 2004-2, Class M3, 1 Mo. LIBOR + 0.98% (f)	1.12%	01/25/35	2,492
	Morgan Stanley Mortgage Loan Trust
284,989	Series 2004-7AR, Class 2A6 (c)	2.92%	09/01/34	282,739
	MortgageIT Trust
159,725	Series 2005-2, Class 2A, 1 Mo. LIBOR + 1.65% (f)	1.80%	05/01/35	167,858
	New Residential Mortgage Loan Trust
378,518	Series 2014-2A, Class A2 (g)	3.75%	05/01/54	409,929
453,609	Series 2016-1A, Class A1 (g)	3.75%	03/01/56	487,732
362,917	Series 2016-3A, Class A1 (g)	3.75%	09/01/56	391,799
	Nomura Asset Acceptance Corporation
748,695	Series 2004-AR4, Class M1, 1 Mo. LIBOR + 1.10% (f)	1.25%	12/25/34	763,629
	Nomura Resecuritization Trust
1,135,452	Series 2015-6R, Class 2A4 (c) (g)	6.00%	01/02/37	882,927
	Oakwood Mortgage Investors, Inc.
37,115	Series 2001-B, Class A2, 1 Mo. LIBOR + 0.38% (f) (g)	0.52%	08/15/30	37,077
	Residential Accredit Loans, Inc.
113,296	Series 2006-QO1, Class 2A1, 1 Mo. LIBOR + 0.27% (f)	0.42%	02/25/46	75,702
1,161,203	Series 2006-QS6, Class 1AV, IO (c)	0.76%	06/01/36	26,531
	Residential Asset Securitization Trust
25,952	Series 2004-A3, Class A7	5.25%	06/01/34	27,204
	Saxon Asset Securities Trust
772,816	Series 2007-2, Class A2D, 1 Mo. LIBOR + 0.30% (f)	0.45%	05/25/47	660,363
	Sequoia Mortgage Trust
289,756	Series 2017-CH2, Class A10 (g)	4.00%	12/01/47	292,337
90,938	Series 2018-CH2, Class A12 (g)	4.00%	06/01/48	91,463
	Structured Adjustable Rate Mortgage Loan Trust
209,833	Series 2004-2, Class 4A2 (c)	2.89%	03/01/34	203,276
	Structured Asset Securities Corp. Mortgage Pass-Through Certificates
31,325	Series 2001-SB1, Class A2	3.38%	08/01/31	30,249
	Thornburg Mortgage Securities Trust
176,744	Series 2003-4, Class A1, 1 Mo. LIBOR + 0.64% (f)	0.79%	09/25/43	175,648
	Towd Point Mortgage Trust
6,757	Series 2015-1, Class AES (g)	3.00%	10/01/53	6,752
240,418	Series 2015-2, Class 2A1 (g)	3.75%	11/01/57	241,548
546,886	Series 2016-1, Class A3B (g)	3.00%	02/01/55	561,333
1,045,000	Series 2016-2, Class M2 (g)	3.00%	08/01/55	1,094,141
	Vendee Mortgage Trust
63,397,251	Series 2010-1, Class DI, IO (c)	0.30%	04/01/40	800,485
	Wachovia Mortgage Loan Trust, LLC
111,363	Series 2006-A, Class 3A1 (c)	3.65%	05/01/36	106,798
	WaMu Mortgage Pass-Through Certificates
144,842	Series 2003-AR5, Class A7 (c)	3.75%	06/01/33	144,131
244,263	Series 2004-AR1, Class A (c)	3.83%	03/01/34	252,707
280,532	Series 2004-AR10, Class A1B, 1 Mo. LIBOR + 0.42% (f)	0.57%	07/25/44	276,703
238,220	Series 2004-AR13, Class A1A, 1 Mo. LIBOR + 0.72% (f)	0.87%	11/25/34	235,359
36,372	Series 2004-AR3, Class A2 (c)	3.66%	06/01/34	36,743
315,379	Series 2005-AR1, Class A1A, 1 Mo. LIBOR + 0.64% (f)	0.79%	01/25/45	312,158
424,210	Series 2005-AR11, Class A1A, 1 Mo. LIBOR + 0.32% (f)	0.47%	08/25/45	437,543
464,700	Series 2005-AR6, Class 2A1A, 1 Mo. LIBOR + 0.46% (f)	0.61%	04/25/45	465,536
162,758	Series 2005-AR9, Class A1A, 1 Mo. LIBOR + 0.64% (f)	0.79%	07/25/45	159,285
See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Portfolio of Investments (Continued)
October 31, 2020
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MORTGAGE-BACKED SECURITIES (Continued)
	Collateralized Mortgage Obligations (Continued)
	WaMu Mortgage Pass-Through Certificates (Continued)
$289,024	Series 2006-AR2, Class 1A1 (c)	3.69%	03/01/36	$278,266
	Washington Mutual Alternative Mortgage Pass-Through Certificates
17,298	Series 2007-5, Class A11, 1 Mo. LIBOR x -6 + 39.48% (a)	38.58%	06/25/37	37,584
	Washington Mutual MSC Mortgage Pass-Through Certificates
227,836	Series 2004-RA1, Class 2A	7.00%	03/01/34	242,175
	WinWater Mortgage Loan Trust
378,259	Series 2015-3, Class B1 (c) (g)	3.90%	03/01/45	400,434
81,355	Series 2015-5, Class A5 (g)	3.50%	08/01/45	81,749
				19,994,943
	Commercial Mortgage-Backed Securities – 3.4%
	Hudsons Bay Simon JV Trust
510,000	Series 2015-HBFL, Class DFL, 1 Mo. LIBOR + 3.90% (f) (g)	4.06%	08/05/34	260,969
	Morgan Stanley Capital I Trust
1,787,000	Series 2017-CLS, Class D, 1 Mo. LIBOR + 1.40% (f) (g)	1.55%	11/15/34	1,778,778
				2,039,747
	Total Mortgage-Backed Securities			22,034,690
	(Cost $23,198,415)
ASSET-BACKED SECURITIES – 0.9%
	Green Tree Financial Corp.
28,953	Series 1998-4, Class A7	6.87%	04/01/30	29,701
	Mid-State Capital Corp. Trust
238,208	Series 2004-1, Class M1	6.50%	08/01/37	255,492
284,353	Series 2005-1, Class A	5.75%	01/01/40	306,942
	Total Asset-Backed Securities			592,135
	(Cost $553,757)

Total Investments – 97.6%	59,442,168
(Cost $60,682,426) (h)
Net Other Assets and Liabilities – 2.4%	1,435,502
Net Assets – 100.0%	$60,877,670
Futures Contracts (See Note 2D - Futures Contracts in the Notes to Financial Statements):
Futures Contracts	Position	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)/ Value
U.S. Treasury 5-Year Notes	Short	9	Dec 2020	$ (1,130,414)	$313
U.S. Treasury Long Term Bond Futures	Short	1	Dec 2020	(172,469)	2,312
Total Futures Contracts				$(1,302,883)	$2,625

(a)	Inverse floating rate security.
(b)	Zero coupon security.
(c)	Collateral Strip Rate security. Coupon is based on the weighted net interest rate of the investment’s underlying collateral. The interest rate resets periodically.
(d)	Weighted Average Coupon security. Coupon is based on the blended interest rate of the underlying holdings, which may have different coupons. The coupon may change in any period.
(e)	This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures adopted by the Fund’s Board of Trustees, and in accordance with the provisions of the Investment Company Act of 1940, as amended. At October 31, 2020, securities noted as such are valued at $903,906 or 1.5% of net assets.
(f)	Floating or variable rate security.

See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Portfolio of Investments (Continued)
October 31, 2020
(g)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund’s Board of Trustees, this security has been determined to be liquid by the Advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At October 31, 2020, securities noted as such amounted to $7,975,355 or 13.1% of net assets.
(h)	Aggregate cost for federal income tax purposes was $62,091,329. As of October 31, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $2,983,744 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $5,630,280. The net unrealized depreciation was $2,646,536. The amounts presented are inclusive of derivative contracts.

ACES	Alternative Credit Enhancement Securities
IO	Interest-Only Security - Principal amount shown represents par value on which interest payments are based.
LIBOR	London Interbank Offered Rate
STRIPS	Separate Trading of Registered Interest and Principal of Securities

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 10/31/2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
U.S. Government Agency Mortgage-Backed Securities	$ 36,815,343	$ —	$ 36,815,343	$ —
Mortgage-Backed Securities	22,034,690	—	22,034,690	—
Asset-Backed Securities	592,135	—	592,135	—
Total Investments	59,442,168	—	59,442,168	—
Futures Contracts	2,625	2,625	—	—
Total	$ 59,444,793	$ 2,625	$ 59,442,168	$—
See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Statement of Assets and Liabilities
October 31, 2020
ASSETS:
Investments, at value (Cost $60,682,426)	$ 59,442,168
Cash	1,433,970
Restricted Cash	12,784
Receivables:
Interest	432,869
Variation margin	2,625
Prepaid expenses	6,491
Total Assets	61,330,907
LIABILITIES:
Payables:
Investment securities purchased	300,580
Audit and tax fees	73,748
Investment advisory fees	43,870
Shareholder reporting fees	10,232
Administrative fees	9,566
Custodian fees	6,343
Legal fees	3,231
Transfer agent fees	3,045
Trustees’ fees and expenses	1,490
Financial reporting fees	771
Other liabilities	361
Total Liabilities	453,237
NET ASSETS	$60,877,670
NET ASSETS consist of:
Paid-in capital	$ 66,237,538
Par value	42,131
Accumulated distributable earnings (loss)	(5,401,999)
NET ASSETS	$60,877,670
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)	$14.45
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)	4,213,115

See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Statement of Operations
For the Year Ended October 31, 2020
INVESTMENT INCOME:
Interest	$ 1,525,000
Other	1,165,240
Total investment income	2,690,240
EXPENSES:
Investment advisory fees	524,154
Audit and tax fees	73,555
Administrative fees	68,442
Transfer agent fees	33,663
Shareholder reporting fees	32,025
Listing expense	23,761
Custodian fees	19,008
Trustees’ fees and expenses	16,025
Financial reporting fees	9,250
Legal fees	5,934
Other	15,563
Total expenses	821,380
NET INVESTMENT INCOME (LOSS)	1,868,860
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(101,192)
Purchased options contracts	(37,608)
Written options contracts	29,595
Futures contracts	(45,794)
Net realized gain (loss)	(154,999)
Net change in unrealized appreciation (depreciation) on:
Investments	(595,362)
Futures contracts	(23,031)
Purchased options contracts	(15,894)
Net change in unrealized appreciation (depreciation)	(634,287)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(789,286)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 1,079,574
See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Statements of Changes in Net Assets
	Year Ended 10/31/2020	Year Ended 10/31/2019
OPERATIONS:
Net investment income (loss)	$ 1,868,860	$ 1,444,816
Net realized gain (loss)	(154,999)	139,239
Net change in unrealized appreciation (depreciation)	(634,287)	1,234,284
Net increase (decrease) in net assets resulting from operations	1,079,574	2,818,339
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(2,663,075)	(2,109,890)
Return of capital	(370,368)	(923,552)
Total distributions to shareholders	(3,033,443)	(3,033,442)
Total increase (decrease) in net assets	(1,953,869)	(215,103)
NET ASSETS:
Beginning of period	62,831,539	63,046,642
End of period	$ 60,877,670	$ 62,831,539
COMMON SHARES:
Common Shares at end of period	4,213,115	4,213,115

See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Financial Highlights
For a Common Share outstanding throughout each period
	Year Ended October 31,
	2020	2019	2018	2017	2016 (a)
Net asset value, beginning of period	$ 14.91	$ 14.96	$ 15.47	$ 15.53	$ 16.05
Income from investment operations:
Net investment income (loss)	0.44	0.34	0.45	0.18	(0.02)
Net realized and unrealized gain (loss)	(0.18)	0.33	(0.21)	0.54	0.41
Total from investment operations	0.26	0.67	0.24	0.72	0.39
Distributions paid to shareholders from:
Net investment income	(0.63)	(0.50)	(0.42)	(0.46)	(0.54)
Return of capital	(0.09)	(0.22)	(0.33)	(0.32)	(0.37)
Total distributions paid to Common Shareholders	(0.72)	(0.72)	(0.75)	(0.78)	(0.91)
Net asset value, end of period	$14.45	$14.91	$14.96	$15.47	$15.53
Market value, end of period	$13.40	$13.99	$13.01	$14.39	$14.00
Total return based on net asset value (b)	2.12%	5.08%	2.13%	5.25%	3.05%
Total return based on market value (b)	0.93%	13.37%	(4.52)%	8.60%	2.26%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 60,878	$ 62,832	$ 63,047	$ 65,196	$ 65,437
Ratio of total expenses to average net assets	1.33%	1.33%	1.59%	1.25%	1.47%
Ratio of total expenses to average net assets excluding interest expense	1.33%	1.33%	1.59%	1.25%	1.43%
Ratio of net investment income (loss) to average net assets	3.03%	2.29%	2.95%	1.12%	(0.11)%
Portfolio turnover rate	28%	69%	30%	27%	49%

(a)	Effective September 19, 2016, the portfolio management of the Fund transitioned to the First Trust Securitized Products Group, formerly known as First Trust Mortgage Securities Team. Schroder Investment Management North America Inc. acquired the portfolio management team of Brookfield Investment Management Inc. (“Brookfield”), previously responsible for the portfolio management of the Fund, resulting in the automatic termination of the investment sub-advisory agreement among Brookfield, First Trust and the Fund. In connection with the change in portfolio management, First Trust agreed to lower the investment management fee payable by the Fund to a rate of 0.85% of the Fund’s managed assets, a decrease from the Fund’s previous investment management fee of 1.00% of the Fund’s managed assets.
(b)	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
See Notes to Financial Statements

Notes to Financial Statements
First Trust Mortgage Income Fund (FMY)
October 31, 2020
1. Organization
First Trust Mortgage Income Fund (the “Fund”) is a diversified, closed-end management investment company organized as a Massachusetts business trust on February 22, 2005, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund trades under the ticker symbol “FMY” on the New York Stock Exchange (“NYSE”).
The Fund’s primary investment objective is to seek a high level of current income. As a secondary objective, the Fund seeks to preserve capital. The Fund pursues its objectives by investing primarily in mortgage-backed securities (“MBS”) representing part ownership in a pool of either residential or commercial mortgage loans that, in the opinion of First Trust Advisors L.P. (“First Trust” or the “Advisor”), offer an attractive combination of credit quality, yield and maturity. There can be no assurance the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The net asset value (“NAV”) of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Advisor’s Pricing Committee, in accordance with valuation procedures adopted by the Fund’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
U.S. government securities, mortgage-backed securities, asset-backed securities and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Fund’s Board of Trustees, which may use the following valuation inputs when available:
1)	benchmark yields;
2)	reported trades;
3)	broker/dealer quotes;
4)	issuer spreads;
5)	benchmark securities;
6)	bids and offers; and
7)	reference data including market research publications.
Exchange-traded futures contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded futures contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Exchange-traded options contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price. Over-the-counter options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

Notes to Financial Statements (Continued)
First Trust Mortgage Income Fund (FMY)
October 31, 2020
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
1)	the credit conditions in the relevant market and changes thereto;
2)	the liquidity conditions in the relevant market and changes thereto;
3)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
4)	issuer-specific conditions (such as significant credit deterioration); and
5)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the fundamental business data relating to the issuer;
2)	an evaluation of the forces which influence the market in which these securities are purchased and sold;
3)	the type, size and cost of the security;
4)	the financial statements of the issuer;
5)	the credit quality and cash flow of the issuer, based on the Advisor’s or external analysis;
6)	the information as to any transactions in or offers for the security;
7)	the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;
8)	the coupon payments;
9)	the quality, value and salability of collateral, if any, securing the security;
10)	the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer’s management;
11)	the prospects for the issuer’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry; and
12)	other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

Notes to Financial Statements (Continued)
First Trust Mortgage Income Fund (FMY)
October 31, 2020
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of October 31, 2020, is included with the Fund’s Portfolio of Investments.
B. Option Contracts
The Fund may invest in exchange-listed options on U.S. Treasury securities, exchange-listed options on U.S. Treasury futures contracts and exchange-listed U.S. Treasury futures contracts. The Fund uses derivative instruments primarily to hedge interest rate risk and actively manage interest rate exposure. The primary risk exposure is interest rate risk.
The Fund may purchase (buy) or write (sell) put and call options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expiration, a futures option contract may be closed out by an offsetting purchase or sale of a futures option of the same series. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in “Options contracts written, at value” on the Statement of Assets and Liabilities. When the Fund purchases (buys) an option, the premium paid represents the cost of the option, which is included in “Premiums paid on options contracts purchased” on the Statement of Assets and Liabilities. Options are marked-to-market daily and their value is affected by changes in the value of the underlying security, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying securities, and the remaining time to the option’s expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or the trading volume diminishes.
The Fund uses options on futures contracts in connection with hedging strategies. Generally, these strategies are applied under the same market and market sector conditions in which the Fund uses put and call options on securities. The purchase of put options on futures contracts is analogous to the purchase of puts on securities so as to hedge the Fund’s securities holdings against the risk of declining market prices. The writing of a call option or the purchasing of a put option on a futures contract constitutes a partial hedge against declining prices of securities which are deliverable upon exercise of the futures contract. If the price at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund’s holdings of securities. If the price when the option is exercised is above the exercise price, however, the Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by the Fund that were being hedged. Writing a put option or purchasing a call option on a futures contract serves as a partial hedge against an increase in the value of the securities the Fund intends to acquire. Realized gains and losses on written options are included in “Net realized gain (loss) on written options contracts” on the Statement of Operations. Realized gains and losses on purchased options are included in “Net realized gain (loss) on purchased options contracts” on the Statement of Operations.
The Fund is required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund. The Fund will pledge in a segregated account at the Fund’s custodian, liquid assets, such as cash, U.S. government securities or other high-grade liquid debt obligations equal in value to the amount due on the underlying obligation. Such segregated assets will be marked-to-market daily, and additional assets will be pledged in the segregated account whenever the total value of the pledged assets falls below the amount due on the underlying obligation.
The risks associated with the use of options on future contracts include the risk that the Fund may close out its position as a writer of an option only if a liquid secondary market exists for such options, which cannot be assured. The Fund’s successful use of options on futures contracts depends on the Advisor’s ability to correctly predict the movement in prices on futures contracts and the underlying instruments, which may prove to be incorrect. In addition, there may be imperfect correlation between the instruments being hedged and the futures contract subject to option.

Notes to Financial Statements (Continued)
First Trust Mortgage Income Fund (FMY)
October 31, 2020
C. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
The Fund invests in interest-only securities. For these securities, if there is a change in the estimated cash flows, based on an evaluation of current information, then the estimated yield is adjusted. Additionally, if the evaluation of current information indicates a permanent impairment of the security, the cost basis of the security is written down and a loss is recognized. Debt obligations may be placed on non-accrual status and the related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At October 31, 2020, the Fund had no when-issued, delayed-delivery or forward purchase commitments.
In July 2017, the Financial Conduct Authority (“FCA”) announced that it will no longer persuade or compel banks to submit rates for the calculations of the London Interbank Offered Rates (“LIBOR”) after 2023. Further, the FCA has subsequently stated, as recently as March 2020, that the central assumption continues to be that firms should not rely on LIBOR being published after the end of 2023.
In the United States, the Alternative Reference Rates Committee (the “ARRC”), a group of market participants convened by the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York in cooperation with other federal and state government agencies, has since 2014 undertaken efforts to identify U.S. dollar reference interest rates as alternatives to LIBOR and to facilitate the mitigation of LIBOR-related risks. In June 2017, the ARRC identified the Secured Overnight Financing Rate (“SOFR”), a broad measure of the cost of cash overnight borrowing collateralized by U.S. Treasury securities, as the preferred alternative for U.S. dollar LIBOR. The Federal Reserve Bank of New York began daily publishing of SOFR in April 2018.
At this time, it is not possible to predict the full impact of the elimination of LIBOR and the establishment of an alternative reference rate on the Fund or its investments.
D. Futures Contracts
The Fund may purchase or sell (i.e., is long or short) exchange-listed futures contracts to hedge against changes in interest rates (interest rate risk). Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Open futures contracts can also be closed out prior to settlement by entering into an offsetting transaction in a matching futures contract. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain margin deposits on the futures contract. When the contract is closed or expires, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired. This gain or loss is included in “Net realized gain (loss) on futures contracts” on the Statement of Operations.
Upon entering into a futures contract, the Fund must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contracts are marked to market daily with the change in value recognized as a component of “Net change in unrealized appreciation (depreciation) on futures contracts” on the Statement of Operations. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are included in “Variation margin” payable or receivable on the Statement of Assets and Liabilities.
If market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, interest rates and the underlying instruments.
Restricted cash segregated as collateral for futures contracts in the amount of $12,784 is shown as “Restricted Cash” on the Statement of Assets and Liabilities.

Notes to Financial Statements (Continued)
First Trust Mortgage Income Fund (FMY)
October 31, 2020
E. Inverse Floating-Rate Securities
An inverse floating-rate security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specific factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed-rate security. These instruments are typically used to enhance the yield of the portfolio and have the effect of creating leverage. These securities, if any, are identified on the Portfolio of Investments.
F. Stripped Mortgage-Backed Securities
Stripped Mortgage-Backed Securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security’s principal or interest payments. Mortgage securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security known as an interest-only security (“IO Security”) and all of the principal is distributed to holders of another type of security known as a principal-only security. These securities, if any, are identified on the Portfolio of Investments.
G. Interest-Only Securities
An IO Security is the interest-only portion of a mortgage-backed security that receives some or all of the interest portion of the underlying mortgage-backed security and little or no principal. A reference principal value called a notional value is used to calculate the amount of interest due to the IO Security. IO Securities are sold at a deep discount to their notional principal amount. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of an IO Security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of an IO Security will rise. These securities, if any, are identified on the Portfolio of Investments.
H. Dividends and Distributions to Shareholders
The Fund will distribute to holders of its Common Shares monthly dividends of all or a portion of its net income after the payment of interest and dividends in connection with leverage, if any. Distributions of any net long-term capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund’s Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future. Permanent differences incurred during the fiscal year ended October 31, 2020, resulting in book and tax accounting differences, have been reclassified at year end to reflect an increase in accumulated net investment income (loss) of $261,194 and a decrease in accumulated net realized gain (loss) of $261,194. Accumulated distributable earnings (loss) consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments, and unrealized appreciation (depreciation) on investments. Net assets were not affected by these reclassifications.
The tax character of distributions paid by the Fund during the fiscal years ended October 31, 2020 and 2019, was as follows:
Distributions paid from:	2020	2019
Ordinary income	$2,663,075	$2,109,890
Capital gains	—	—
Return of capital	370,368	923,552

Notes to Financial Statements (Continued)
First Trust Mortgage Income Fund (FMY)
October 31, 2020
As of October 31, 2020, the components of distributable earnings and net assets on a tax basis were as follows:
Undistributed ordinary income	$—
Undistributed capital gains	—
Total undistributed earnings	—
Accumulated capital and other losses	(2,755,463)
Net unrealized appreciation (depreciation)	(2,646,536)
Total accumulated earnings (losses)	(5,401,999)
Other	—
Paid-in capital	66,279,669
Total net assets	$60,877,670
I. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses arising in taxable years after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At October 31, 2020, the Fund had no pre-enactment net capital losses for federal income tax purposes. At October 31, 2020, the Fund had post-enactment net capital losses for federal income tax purposes of $2,755,463 to be carried forward indefinitely.
The Fund is subject to certain limitations under the U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2020, the Fund did not incur any net ordinary losses.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2017, 2018, 2019, and 2020 remain open to federal and state audit. As of October 31, 2020, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
J. Expenses
The Fund will pay all expenses directly related to its operations.
K. New Accounting Pronouncement
On March 30, 2017, the FASB issued Accounting Standards Update (“ASU”) 2017-08 “Premium Amortization on Purchased Callable Debt Securities,” which amends the amortization period for certain purchased callable debt securities held at a premium by shortening such period to the earliest call date. The new guidance requires an entity to amortize the premium on a callable debt security within its scope to the earliest call date, unless the guidance for considering estimated prepayments is applied. If the call option is not exercised at the earliest call date, the yield is reset to the effective yield using the payment terms of the security. If the security has more than one call date and the premium was amortized to a call price greater than the next call price, any excess of the amortized cost basis over the amount repayable at the next call date will be amortized to that date. If there are no other call dates, any excess of the amortized cost basis over the par amount will be amortized to maturity. Discounts on purchased callable debt securities will continue to be amortized to the security’s maturity date. ASU 2017-08 is effective for public business entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. ASU 2017-08 was adopted for these financial statements and did not have a material impact.

Notes to Financial Statements (Continued)
First Trust Mortgage Income Fund (FMY)
October 31, 2020
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.85% of the Fund’s Managed Assets (the average daily total asset value of the Fund minus the sum of the Fund’s liabilities other than the principal amount of borrowings or reverse repurchase agreements, if any). First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.
BNY Mellon Investment Servicing (US) Inc. (“BNYM IS”) serves as the Fund’s transfer agent in accordance with certain fee arrangements. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon (“BNYM”) serves as the Fund’s administrator, fund accountant, and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNYM is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records. As custodian, BNYM is responsible for custody of the Fund’s assets. BNYM IS and BNYM are subsidiaries of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Fund for acting in such capacities.
4. Purchases and Sales of Securities
The cost of purchases of U.S. Government securities and non-U.S. Government securities, excluding short-term investments, for the year ended October 31, 2020, were $18,932,270 and $2,696,107, respectively. The proceeds from sales and paydowns of U.S. Government securities and non-U.S. Government securities, excluding short-term investments, for the year ended October 31, 2020, were $4,212,327 and $12,723,453, respectively.
5. Derivative Transactions
The following table presents the type of derivatives held by the Fund at October 31, 2020, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Futures	Interest Rate Risk	Unrealized appreciation on futures contracts*	$ 2,625	Unrealized depreciation on futures contracts*	$ —
* Includes cumulative appreciation (depreciation) on futures contracts as reported in the Portfolio of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended October 31, 2020, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.

Notes to Financial Statements (Continued)
First Trust Mortgage Income Fund (FMY)
October 31, 2020
Statement of Operations Location
Interest Risk Exposure
Net realized gain (loss) on purchased options	$(37,608)
Net realized gain (loss) on written options contracts	29,595
Net realized gain (loss) on futures contracts	(45,794)
Net change in unrealized appreciation (depreciation) on purchased options contracts	(15,894)
Net change in unrealized appreciation (depreciation) on futures contracts	(23,031)
During the fiscal year ended October 31, 2020, the notional value of futures contracts opened and closed were $57,258,558 and $59,725,566, respectively.
During the fiscal year ended October 31, 2020, the premiums for written options opened were $29,595, and the premiums for written options closed, exercised and expired were $29,595.
During the fiscal year ended October 31, 2020, the premiums for purchased options opened were $18,346, and the premiums for purchased options closed, exercised and expired were $37,608.
The Fund does not have the right to offset financial assets and liabilities related to futures contracts on the Statement of Assets and Liabilities.
6. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
7. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

*Includes cumulative appreciation (depreciation) on futures contracts as reported in the Portfolio of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Mortgage Income Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of First Trust Mortgage Income Fund (the “Fund”), including the portfolio of investments, as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Chicago, Illinois
December 18, 2020
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Mortgage Income Fund (FMY)
October 31, 2020 (Unaudited)
Dividend Reinvestment Plan
If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the “Plan Agent”), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.
If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:
(1)	If Common Shares are trading at or above net asset value (“NAV”) at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.
(2)	If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.
You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.
The Plan Agent maintains all Common Shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.
There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.
Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.
If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.
The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the

Additional Information (Continued)
First Trust Mortgage Income Fund (FMY)
October 31, 2020 (Unaudited)
SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
Distributions paid to foreign shareholders during the Fund’s fiscal year ended October 31, 2020, that were properly designated by the Fund as “interest-related dividends” or “short-term capital gain dividends,” may not be subject to federal income tax provided that the income was earned by such foreign shareholders.
Of the ordinary income (including short-term capital gain) distributions made by the Fund during the period ended October 31, 2020, none qualify for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.
NYSE Certification Information
In accordance with Section 303A-12 of the New York Stock Exchange (“NYSE”) Listed Company Manual, the Fund’s President has certified to the NYSE that, as of April 23, 2020, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund’s reports to the SEC on Form N-CSR contain certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s public disclosure in such reports and are required by Rule 30a-2 under the 1940 Act.
Submission of Matters to a Vote of Shareholders
The Fund held its Annual Meeting of Shareholders (the “Annual Meeting”) on April 22, 2020. At the Annual Meeting, Robert F. Keith was elected by the Common Shareholders of First Trust Mortgage Income Fund as the Class I Trustee for a three-year term expiring at the Fund’s annual meeting of shareholders in 2023. The number of votes cast in favor of Mr. Keith was 3,848,168 and the number of votes withheld was 25,077. Richard E. Erickson, Thomas R. Kadlec, James A. Bowen and Niel B. Nielson are the other current and continuing Trustees.
Amended and Restated By-Laws
On October 19, 2020, after a thorough review, and consistent with the interests of the Fund, the Board of Trustees adopted Amended and Restated By-Laws, dated October 19, 2020 (the “Amended and Restated By-Laws”).
Among other changes, the Amended and Restated By-Laws contain new timelines for advance notice of shareholder proposals and nominations to be brought before a meeting of shareholders. Further, the Amended and Restated By-Laws require compliance with certain procedural and informational requirements in connection with the advance notice of shareholder proposals or nominations, including a requirement to provide certain information about the proponent and the proposal, or in the case of a nomination, the nominee. Any shareholder considering making a nomination or proposal should carefully review and comply with those provisions of the Amended and Restated By-Laws.
The Amended and Restated By-Laws contain certain changes contemplating the nomination, qualification and procedures for the election of Trustees. The Amended and Restated By-Laws require additional information from a nominee for Trustee, and if requested, require a nominee to sit for an interview with the Board, to determine whether the nominee has the ability to critically review, evaluate, question and discuss information provided to the Board, and interact effectively with the other Trustees and management of the Fund, among other parties. Additionally, the Amended and Restated By-Laws include qualifications and eligibility requirements for Trustees.
The Amended and Restated By-Laws provide that in the instance in which the number of persons nominated for election as Trustee exceeds the number of Trustees to be elected, the affirmative vote of a majority of shares outstanding and entitled to vote in such an election is required to elect a Trustee. In all other elections, the plurality standard pursuant to which Trustees are elected will remain.
The Amended and Restated By-Laws also include provisions (the “Control Share Provisions”) pursuant to which, in summary, a shareholder who obtains beneficial ownership of common shares of the Fund in a “Control Share Acquisition” may exercise voting rights with respect to such shares only to the extent the authorization of such voting rights is approved by other shareholders of the Fund. The Control Share Provisions are primarily intended to seek to protect the interests of the Fund and its long-term shareholders by limiting the risk that the Fund will become subject to undue influence by opportunistic traders pursuing short-term agendas adverse to the best interests of the Fund and its long-term shareholders. The Control Share Provisions do not eliminate voting rights for common shares acquired in Control Share Acquisitions, but rather entrust the Fund’s other “non-interested” shareholders with determining whether to approve the authorization of the voting rights of the person acquiring such shares.

Additional Information (Continued)
First Trust Mortgage Income Fund (FMY)
October 31, 2020 (Unaudited)
Subject to various conditions and exceptions, the Control Share Provisions define a “Control Share Acquisition” to include an acquisition of common shares that, but for the Control Share Provisions, would give the beneficial owner upon the acquisition of such shares the ability to exercise voting power in the election of Trustees of the Fund in any of the following ranges:
(i) one-tenth or more, but less than one-fifth of all voting power;
(ii) one-fifth or more, but less than one-third of all voting power;
(iii) one-third or more, but less than a majority of all voting power; or
(iv) a majority or more of all voting power.
Share acquisitions that pre-date the adoption of the Amended and Restated By-Laws are excluded from the definition of Control Share Acquisition. However, such shares are included in assessing whether any subsequent share acquisition exceeds the above thresholds.
Subject to certain conditions and procedural requirements set forth in the Control Share Provisions, including the delivery of a “Control Share Acquisition Statement” to the Fund setting forth certain required information, a shareholder who obtains or proposes to obtain beneficial ownership of common shares in a Control Share Acquisition may demand a special meeting of shareholders for the purpose of considering whether the voting rights of such acquiring person with respect to such shares shall be authorized. If a shareholder who obtains or proposes to obtain beneficial ownership of shares in a Control Share Acquisition does not demand a special meeting of Fund shareholders, consideration of the authorization of voting rights of such shares shall be presented at the Fund’s next annual or special meeting of shareholders.
This discussion is only a high-level summary of certain aspects of the Amended and Restated By-Laws, and is qualified in its entirety by reference to the Amended and Restated By-Laws. Shareholders should refer to the Amended and Restated By-Laws for more information. A copy of the Amended and Restated By-Laws can be found in the Current Report on Form 8-K filed by the Fund with the Securities and Exchange Commission on October 20, 2020, which is available at www.sec.gov, and may also be obtained by writing to the Secretary of the Fund at the Fund’s principal executive office.
Investment Management Agreement
Board Considerations Regarding Approval of Continuation of Investment Management Agreement
The Board of Trustees of First Trust Mortgage Income Fund (the “Fund”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Agreement”) between the Fund and First Trust Advisors L.P. (the “Advisor”). The Board approved the continuation of the Agreement for a one-year period ending June 30, 2021 at a meeting held on June 8, 2020. The Board determined that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on May 11, 2020 and June 8, 2020, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the advisory fee rate payable by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; any fall out benefits to the Advisor; and information on the Advisor’s compliance program. The Board reviewed initial materials with the Advisor at the meeting held on May 11, 2020, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the May meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 8, 2020 meeting,

Additional Information (Continued)
First Trust Mortgage Income Fund (FMY)
October 31, 2020 (Unaudited)
as well as at the meeting held that day. The Board considered supplemental information provided by the Advisor on the operations of the Advisor and the performance of the Fund since the onset of the COVID-19 pandemic. The Board applied its business judgment to determine whether the arrangement between the Fund and the Advisor continues to be a reasonable business arrangement from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor manages the Fund.
In reviewing the Agreement, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Fund and reviewed all of the services provided by the Advisor to the Fund, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor’s Mortgage Securities Team is responsible for the day-to-day management of the Fund’s investments. The Board considered the background and experience of the members of the Mortgage Securities Team and noted the Board’s prior meetings with members of the Team. The Board considered the Advisor’s statement that it applies the same oversight model internally with its Mortgage Securities Team as it uses for overseeing external sub-advisors, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objectives, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the May 11, 2020 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed the Fund consistent with its investment objectives, policies and restrictions.
The Board considered the advisory fee rate payable under the Agreement for the services provided. The Board received and reviewed information showing the advisory fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor to other fund and non-fund clients, as applicable. With respect to the Expense Group, the Board, at the May 11, 2020 meeting, discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating a relevant peer group for the Fund, including that the Fund is unique in its composition, which makes assembling peers with similar strategies and asset mix difficult. The Board took these limitations into account in considering the peer data, and noted that the contractual advisory fee rate payable by the Fund, based on average net assets, was above the median contractual advisory fee of the peer funds in the Expense Group. With respect to fees charged to other clients, the Board considered differences between the Fund and other clients that limited their comparability. In considering the advisory fee rate overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. The Board received and reviewed information comparing the Fund’s performance for periods ended December 31, 2019 to the performance of the funds in the Performance Universe and to that of a benchmark index. In reviewing the Fund’s performance as compared to the performance of the Performance Universe, the Board took into account the limitations described above with respect to creating a relevant peer group for the Fund. Based on the information provided on net asset value performance, the Board noted that the Fund underperformed the Performance Universe median for the one-, three , five- and ten year periods ended December 31, 2019. The Board also noted that the Fund outperformed the benchmark index for the three , five , and ten year periods ended December 31, 2019 but underperformed the benchmark index for one year period ended December 31, 2019. The Board noted the Advisor’s discussion of the Fund’s performance at the May 11, 2020 meeting. The Board also received information on the Fund’s annual distribution rate as of December 31, 2019 and the Fund’s average trading discount for various periods and comparable information for a peer group.
On the basis of all the information provided on the fees, expenses and performance of the Fund, and the ongoing oversight by the Board, the Board concluded that the advisory fees continue to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to the Fund under the Agreement.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor’s statement that it believes its expenses will likely increase over the next twelve months as the Advisor continues to hire personnel and build infrastructure, including technology, to improve the services to the Fund. The Board determined that due to the Fund’s closed-end structure, the potential for realization of economies of scale as Fund

Additional Information (Continued)
First Trust Mortgage Income Fund (FMY)
October 31, 2020 (Unaudited)
assets grow was not a material factor to be considered. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2019 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable. In addition, the Board considered fall out benefits described by the Advisor that may be realized from its relationship with the Fund, including the Advisor’s compensation for fund reporting services pursuant to a separate Fund Reporting Services Agreement. The Board also noted that the Advisor does not utilize soft dollars in connection with the Fund. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.

Fund Investment Objectives, Principal Investment Policies and Principal Risks
First Trust Mortgage Income Fund (FMY)
October 31, 2020 (Unaudited)
Changes Occurring During the Prior Fiscal Year
The following information is a summary of certain changes during the most recent fiscal year ended October 31, 2020. This information may not reflect all of the changes that have occurred since you purchased shares of the Fund.
During the Fund’s most recent fiscal year, there were no material changes to the Fund’s investment objectives or policies that have not been approved by shareholders or in the principal risk factors associated with an investment in the Fund.
Investment Objectives
The Fund’s primary investment objective is to seek a high level of current income. As a secondary objective the Fund seeks to preserve capital.
Principal Investment Policies
In the pursuit of its investment objectives, under normal market conditions:
•	The Fund invests at least 80% of its managed assets in mortgage-backed securities. Such MBS may include those with fixed, floating or variable interest rates, those with interest rates that change based on multiples of changes in a specified index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest. The Fund does not invest in corporate bonds other than those primarily secured by interests in real estate.
•	The Fund may invest up to 35% of its managed assets in securities that, at the time of investment, are rated below investment grade (including securities that are unrated but judged to be of comparable quality by the Advisor).
•	The Fund may invest up to 20% of its managed assets in U.S. government securities, or cash or other short-term instruments, and may invest up to 10% of its managed assets in real-estate related assets collateralized by pools of assets, such as home equity loans and lines of credit, and asset-backed securities, including non-mortgage asset-backed securities.
•	The Fund may invest up to 10% of its managed assets in securities that, at the time of investment, are illiquid.
The Fund may engage in the use of leverage by issuing preferred shares of beneficial interest, entering into reverse repurchase agreements, and/or issuing notes or other evidences of indebtedness including bank borrowings or commercial paper.
In addition, the Fund may, but is not required to, use various strategic transactions to: (1) seek to reduce interest rate risks arising from any use of leverage; (2) facilitate portfolio management; and (3) mitigate risks, including interest rate risk and credit risks. The Fund generally seeks to use these instruments and transactions as portfolio management or hedging techniques to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund’s portfolio, protect the value of the Fund’s portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Fund or establish positions in the derivative markets as a substitute for purchasing or selling particular securities.
Principal Risks
The Fund is a closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives. The following discussion summarizes the principal risks associated with investing in the Fund, which includes the risk that you could lose some or all of your investment in the Fund. The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and, in accordance therewith, files reports, proxy statements and other information that is available for review.
Collateralized Mortgage Obligations Risks. A risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates and will affect the yield and price of CMOs. In addition, if the collateral securing CMOs or any third-party guarantees are insufficient to make payments, the Fund could sustain a loss.
Credit Agency Risk. Credit ratings are determined by credit rating agencies and are only the opinions of such entities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk or the liquidity of securities. Any shortcomings or inefficiencies in credit rating agencies’ processes for determining credit ratings may adversely affect the credit ratings of securities held by the Fund and, as a result, may adversely affect those securities’ perceived or actual credit risk.
Credit and Below-Investment Grade Securities Risk. Credit risk is the risk that the issuer of one or more securities in the Fund’s portfolio will fail to pay dividends or interest or repay principal when due. Below-investment grade instruments, including instruments

Fund Investment Objectives, Principal Investment Policies and Principal Risks (Continued)
First Trust Mortgage Income Fund (FMY)
October 31, 2020 (Unaudited)
that are not rated but judged to be of comparable quality, are commonly referred to as high-yield securities or “junk” bonds and are considered speculative with respect to the issuer’s capacity to pay dividends or interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. High-yield securities are often unsecured and subordinated to other creditors of the issuer. The market values for high-yield securities tend to be very volatile, and these securities are generally less liquid than investment grade securities. For these reasons, an investment in the Fund is subject to the following specific risks: (i) increased price sensitivity to changing interest rates and to a deteriorating economic environment; (ii) greater risk of loss due to default or declining credit quality; (iii) adverse company specific events more likely to render the issuer unable to make dividend, interest and/or principal payments; (iv) negative perception of the high-yield market which may depress the price and liquidity of high-yield securities; (v) volatility; and (vi) liquidity.
Cyber Security Risk. The Fund is susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers.
Extension Risk. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the issuer (or other obligated party) more slowly than anticipated, causing the value of these debt securities to fall. Rising interest rates tend to extend the duration of debt securities, making their market value more sensitive to changes in interest rates. The value of longer-term debt securities generally changes more in response to changes in interest rates than shorter-term debt securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.
Fixed-Income Securities Risk. An investment in fixed-income securities is subject to certain risks, including:
•	Issuer Risk. The value of fixed-income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, leverage and reduced demand for the issuer’s goods and services. In addition, an issuer of fixed-income securities may default on its obligation to pay interest and repay principal.
•	Prepayment Risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in lower yielding securities, which may result in a decline in the Fund’s income and distributions to common shareholders.
•	Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called securities or loans at market interest rates that are below the Fund portfolio’s current earnings rate.
Futures Contracts Risk. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments or indices underlying the futures contracts and the price of the futures contracts; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the investment adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.
Illiquid and Restricted Securities Risk. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities. Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets.
Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money.
Interest Rate and Duration Risk. Interest rate risk is the risk that securities will decline in value because of changes in market interest rates. For fixed income securities, when market interest rates rise, the market value of such securities generally will fall. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected

Fund Investment Objectives, Principal Investment Policies and Principal Risks (Continued)
First Trust Mortgage Income Fund (FMY)
October 31, 2020 (Unaudited)
prepayments. This may lock in a below-market yield, increase the security’s duration and further reduce the value of the security. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Investments in fixed rate securities with long-term maturities may experience significant price declines if long-term interest rates increase.
The interest rates payable on floating rate securities are not fixed and may fluctuate based upon changes in market rates. As short-term interest rates decline, interest payable on floating rate securities typically decreases. Alternatively, during periods of rising interest rates, interest payable on floating rate securities typically increases. Changes in interest rates on floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in interest rates. The value of floating rate securities may decline if their interest rates do not rise as much, or as quickly, as interest rates in general. Many financial institutions use or may use a floating rate based upon the London Interbank Offered Rate (LIBOR), which is being phased out by the end of 2023. At this time, it is not possible to predict the full impact of the elimination of LIBOR and the establishment of an alternative reference rate on the Fund or its investments.
In general, income on inverse floating rate securities will decrease when interest rates increase and increase when interest rates decrease. Inverse floating rate securities generally will underperform the market for fixed rate securities in a rising interest rate environment. An inverse floating rate security’s price may be more volatile than that of a fixed rate security.
In the case of stripped mortgage-backed securities, in general, when interest rates are falling and prepayment rates are increasing, the value of a principal only security (“PO Security”) will rise and the value of an interest only security (“IO Security”) will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, in general, the value of a PO Security will fall and the value of an IO Security will rise.
Leverage Risk. The use of leverage by the Fund can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return to the common shares will be less than if leverage had not been used. Leverage involves risks and special considerations for common shareholders including: the likelihood of greater volatility of net asset value and market price of the common shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings will reduce the return to the common shareholders or will result in fluctuations in the dividends paid on the common shares; in a declining market, the use of leverage is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares; and when the Fund uses certain types of leverage, the investment advisory fee payable to the Advisor and by the Advisor to the Sub-Advisor will be higher than if the Fund did not use leverage.
Management Risk and Reliance on Key Personnel. The implementation of the Fund’s investment strategy depends upon the continued contributions of certain key employees of the Advisor, some of whom have unique talents and experience and would be difficult to replace. The loss or interruption of the services of a key member of the portfolio management team could have a negative impact on the Fund.
Market Discount from Net Asset Value. Shares of closed-end investment companies such as the Fund frequently trade at a discount from their net asset value. The Fund cannot predict whether its common shares will trade at, below or above net asset value.
Market Risk. Securities held by the Fund, as well as shares of the Fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. The outbreak of the respiratory disease designated as COVID-19 in December 2019 has caused significant volatility and declines in global financial markets, which have caused losses for investors. The COVID-19 pandemic may last for an extended period of time and will continue to impact the economy for the foreseeable future.
Mortgage-Backed Securities Risk. A mortgage-backed security may be negatively affected by the quality of the mortgages underlying such security and the structure of its issuer. For example, if a mortgage underlying a particular mortgage-backed security defaults, the value of that security may decrease. Moreover, a downturn in the markets for residential or commercial real estate or a general economic downturn could negatively affect both the price and liquidity of privately issued mortgage-backed securities. Mortgage-backed securities are subject to prepayment risk, which is the risk that the borrowers under the mortgage loans underlying a Fund’s mortgage-backed securities might pay off their mortgage loans sooner than expected, which could happen when interest rates fall or for other reasons, which could cause the value of the Fund’s mortgage-backed securities to fall. Moreover, if the underlying mortgage loans are paid off sooner than expected, the Fund may have to reinvest the proceeds in other securities that have lower yields.

Fund Investment Objectives, Principal Investment Policies and Principal Risks (Continued)
First Trust Mortgage Income Fund (FMY)
October 31, 2020 (Unaudited)
Mortgage-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages underlying the securities to be prepaid more slowly than expected, resulting in slower prepayments of the securities. This would, in effect, convert a short or medium-duration mortgage-backed security into a longer-duration security, increasing its sensitivity to interest rate changes and likely causing its price to decline. Mortgage-backed securities issued by a private issuer, such as commercial mortgage-backed securities, generally entail greater risk than obligations directly or indirectly guaranteed by the U.S. government or a government-sponsored entity.
A portion of the Fund’s managed assets may be invested in subordinated classes of mortgage-backed securities. Such subordinated classes are subject to a greater degree of non-payment risk than are senior classes of the same issuer or agency. In addition, under certain market conditions, the market for subordinated classes of mortgage-backed securities may not be as liquid as the market for other fixed income securities.
Given its focus in mortgage-backed securities, the Fund may be more susceptible to adverse economic, political and regulatory events that affect the value of real estate.
Non-Agency Securities Risk. Investments in asset-backed or mortgage-backed securities offered by non-governmental issuers, such as commercial banks, savings and loans, private mortgage insurance companies, mortgage bankers and other secondary market issuers are subject to additional risks. There are no direct or indirect government or agency guarantees of payments in loan pools created by non-government issuers. Securities issued by private issuers are subject to the credit risks of the issuers. An unexpectedly high rate of defaults on the loan pool may adversely affect the value of a non-agency security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of pools that include subprime loans. Non-agency securities are typically traded “over-the-counter” rather than on a securities exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, the non-agency mortgage-related securities held by the Fund may be particularly difficult to value because of the complexities involved in assessing the value of the underlying loans.
Potential Conflicts of Interest Risk. First Trust and the portfolio managers have interests which may conflict with the interests of the Fund. In particular, First Trust currently manages and may in the future manage and/or advise other investment funds or accounts with the same or substantially similar investment objectives and strategies as the Fund. In addition, while the Fund is using leverage, the amount of the fees paid to First Trust for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on managed assets. Therefore, First Trust has a financial incentive to leverage the Fund.
Repurchase Agreement Risk. A repurchase agreement is an agreement to purchase a security from a party at one price and a simultaneous agreement to sell it back to the original party at an agreed-upon price, typically representing the purchase price plus interest. Repurchase agreements are subject to the risk of failure. If the Fund’s counterparty defaults on its obligations and the Fund is delayed or prevented from recovering the collateral, or if the value of the collateral is insufficient, the Fund may realize a loss.
Short Selling Risk. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. It is possible that the Fund’s long securities positions will decline in value at the same time that the value of its short securities positions increase, thereby increasing potential losses to the Fund. In addition, the Fund’s short selling strategies will limit its ability to fully benefit from increases in the fixed-income markets. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.
TBA Transactions Risk. The Fund may purchase securities via TBA Transactions. In such a transaction, the purchase price of the securities is typically fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. At the time of delivery of the securities, the value may be more or less than the purchase or sale price. Purchasing securities in a TBA Transaction may give rise to investment leverage and may increase the Fund’s volatility. Default by, or bankruptcy of, a counterparty to a TBA Transaction would expose the Fund to possible losses because of an adverse market action, expenses or delays in connection with the purchase or sale of the pools specified in such transaction.
Valuation Risk. The valuation of mortgage-backed securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial markets, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. The Fund may hold investments in sizes smaller than institutionally‐sized round lot positions (sometimes referred to as odd lots). However, third‐party pricing services generally provide evaluations on the basis of

Fund Investment Objectives, Principal Investment Policies and Principal Risks (Continued)
First Trust Mortgage Income Fund (FMY)
October 31, 2020 (Unaudited)
institutionally‐sized round lots. If the Fund sells certain of its investments in an odd lot transaction, the sale price may be less than the value at which such securities have been held by the Fund. Odd lots often trade at lower prices than institutional round lots.

Board of Trustees and Officers
First Trust Mortgage Income Fund (FMY)
October 31, 2020 (Unaudited)
The following tables identify the Trustees and Officers of the Fund. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
Name, Year of Birth and Position with the Fund	Term of Office and Year First Elected or Appointed(1)	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Three Year Term • Since Fund Inception	Physician; Officer, Wheaton Orthopedics; Limited Partner, Gundersen Real Estate Limited Partnership (June 1992 to December 2016); Member, Sportsmed LLC (April 2007 to November 2015)	189	None
Thomas R. Kadlec, Trustee (1957)	• Three Year Term • Since Fund Inception	President, ADM Investor Services, Inc. (Futures Commission Merchant)	189	Director of ADM Investor Services, Inc., ADM Investor Services International, Futures Industry Association, and National Futures Association
Robert F. Keith, Trustee (1956)	• Three Year Term • Since June 2006	President, Hibs Enterprises (Financial and Management Consulting)	189	Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Three Year Term • Since Fund Inception	Senior Advisor (August 2018 to Present), Managing Director and Chief Operating Officer (January 2015 to August 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	189	None
INTERESTED TRUSTEE
James A. Bowen(2), Trustee and Chairman of the Board (1955)	• Three Year Term • Since Fund Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	189	None

(1)	Currently, Robert F. Keith, as a Class I Trustee, is serving as a trustee until the Fund’s 2023 annual meeting of shareholders. James A. Bowen and Niel B. Nielson, as Class III Trustees, are serving as trustees until the Fund’s 2022 annual meeting of shareholders. Richard E. Erickson and Thomas R. Kadlec, as Class II Trustees, are serving as trustees until the Fund’s 2021 annual meeting of shareholders.
(2)	Mr. Bowen is deemed an “interested person” of the Fund due to his position as CEO of First Trust Advisors L.P., investment advisor of the Fund.

Board of Trustees and Officers (Continued)
First Trust Mortgage Income Fund (FMY)
October 31, 2020 (Unaudited)
Name and Year of Birth	Position and Offices with Fund	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(3)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since January 2016	Managing Director and Chief Financial Officer (January 2016 to Present), Controller (January 2011 to January 2016), Senior Vice President (April 2007 to January 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer (January 2016 to Present), BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Donald P. Swade (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since January 2016	Senior Vice President (July 2016 to Present), Vice President (April 2012 to July 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Fund Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Fund Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Chief Compliance Officer Since January 2011• Assistant Secretary Since Fund Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.
(3)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Mortgage Income Fund (FMY)
October 31, 2020 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies”. For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2019

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INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
ADMINISTRATOR,
FUND ACCOUNTANT,
AND CUSTODIAN
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	A copy of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller is filed as an exhibit pursuant to Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the Registrant’s board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees (Registrant) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $45,000 for the fiscal year ended October 31, 2019 and $45,000 for the fiscal year ended October 31, 2020.
(b)	Audit-Related Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2019 and $0 for the fiscal year ended October 31, 2020.

Audit-Related Fees (Investment Advisor) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2019 and $0 for the fiscal year ended October 31, 2020.

(c)	Tax Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $19,560 for the fiscal year ended October 31, 2019 and $18,275 for the fiscal year ended October 31, 2020. These fees were for tax return preparation and review.

Tax Fees (Investment Advisor) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $0 for the fiscal year ended October 31, 2019 and $0 for the fiscal year ended October 31, 2020.

(d)	All Other Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended October 31, 2019 and $0 for the fiscal year ended October 31, 2020.

All Other Fees (Investment Adviser) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended October 31, 2019 and $0 for the fiscal year ended October 31, 2020.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the “Committee”) is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

The Committee is also responsible for the pre-approval of the independent auditor’s engagements for non-audit services with the registrant’s adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant’s adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor’s independence.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) for the Registrant and the Registrant’s investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.
(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the Registrant’s fiscal year ended October 31, 2019 were $19,560 for the Registrant and $28,500 for the Registrant’s investment adviser and for the Registrant’s fiscal year ended October 31, 2020 were $18,275 for the Registrant and $70,370 for the Registrant’s investment adviser.
(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

(a)	The Registrant has a separately designated audit committee consisting of all the independent directors of the Registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

FIRST TRUST ADVISORS L.P.

PROXY VOTING GUIDELINES

Rule 206(4)-6 requires advisers to adopt and implement policies and procedures reasonably designed to ensure any proxy voting on behalf of advisory clients is conducted in a manner in the best interests of clients and address how conflicts of interest are managed between the advisors interest and the interests of the client. In addition to adopting policies and procedures, advisers must disclose proxy voting policies and procedure to its clients, offer to furnish a copy of its policies and procedures and inform clients on how to obtain records of proxy votes cast on their behalf.

First Trust Advisors L.P. (“FTA” or the “Adviser”) serves as investment adviser to separate managed accounts, open- and closed-end investment companies, and other collective investments (the “Clients”). As part of these services, the Adviser has, in most cases, agreed to be responsible for proxy voting on its Clients’ behalf. In fulfilling these duties, the Adviser has adopted the following policies and procedures:

1. It is the Adviser’s policy to seek and to ensure that proxies are voted consistently and in the best economic interests of the Client. FTA’s Investment Committee is responsible for the implementation of this Policy.

2. The Adviser has contracted with Institutional Shareholder Services (“ISS”) to provide proxy research, recommendations, and voting services. ISS provides a password protected website which is accessible to authorized FTA personnel to download upcoming proxy meeting data, including research reports, of companies held in Client portfolios. The website can be used to view the various Client accounts for which FTA votes proxies, to view proposed proxy votes, to enter votes for upcoming meetings and to run various reports.

FTA typically provides a file of the securities held in each Client account to ISS nightly. ISS uses this data to update the Client accounts in their system.

3. FTA will follow the ISS Proxy Voting Guidelines to vote proxies for Client accounts, so long as such guidelines are considered to be in the best interests of the Client, and so long as there are no noted or perceived conflicts of interest. In certain circumstances, where FTA has determined that it is consistent with the Client’s best interest, FTA will not take steps to ensure that proxies are voted on securities in the Client’s accounts. The following are circumstances where this may occur:

(a) Limited Value. Proxies will not be required to be voted on securities in a Client’s account if the value of the Client’s economic interest in the securities is indeterminable or insignificant (less than $1,000). Proxies will also not be required to be voted for any securities that are no longer held by the Client’s account.

(b) Securities Lending Program. When securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion. In most cases, FTA will not take steps to see that loaned securities are recalled to be voted. However, where FTA determines that a proxy vote, or other shareholder action, is materially important to the Client’s account, FTA will make a good faith effort to recall the security for purposes of voting, understanding that in certain cases, the attempt to recall the security may not be effective in time for voting deadlines to be met.

(c) Unjustifiable Costs. In certain circumstances, after doing a cost-benefit analysis, FTA may choose not to vote where the cost of voting a Client’s proxy would exceed any anticipated benefits to the Client of the proxy proposal (e.g. foreign securities).

(d) International Markets Share Blocking. In international markets where share blocking applies, FTA typically will not, but reserves the right to, vote proxies due to liquidity constraints. Share blocking is the “freezing” of shares for trading purposes at the custodian/sub-custodian bank level in order to vote proxies. While shares are frozen, they may not be traded. Therefore, the potential exists for a pending trade to fail if trade settlement falls on a date during the blocking period.

4. On a weekly basis, a member of FTA’s Portfolio and Product Management Department reviews ISS’ Level Classification and Quality Score of new proxies. For any proxy meeting deemed material1 a copy of the ISS research report will be downloaded and saved. All other matters will be reviewed only at the discretion of FTA’s Investment Committee, Portfolio Management or Research. The downloaded ISS research reports are submitted to FTA’s Research Department for review and to determine if they agree with ISS’ recommendations. Research will review ISS’ and the target company’s management recommendation, and any information publicly available about the target company. This includes original and subsequent amendments to ISS’ research report, EDGAR filings and any noted conflicts of interest. The Research Department’s decision will be communicated to the Investment Committee.

For fund Clients relying on Section 12(d)(1)(F) of the 1940 Act or applicable exemptive relief, FTA will vote proxies for investment company securities held by such funds in the same proportion as all other holders of such securities (i.e. mirror or echo voting) to the extent possible.

5. FTA may determine voting in accordance with the ISS recommendations is not in the best interests of a Client. Whenever a conflict of interest arises between ISS and a target company subject to a proxy vote, the Adviser will consider the recommendation of the company and what the Adviser believes to be in the best interests of the Client and will vote the proxy without using the analyses of ISS. If FTA has knowledge of a material conflict of interest between itself and a Client, the Adviser shall vote the applicable proxy in accordance with the ISS recommendations to avoid such conflict of interest. If there is a decision to go against the ISS recommendation, the Investment Committee will document the reasoning for the decision and instruct ISS to change its

1 Materiality is generally defined as any proxy with a Classification Level of 4 or higher or a target company’s governance Quality Score of 10. See below for a description of Classification Levels. Quality Score indicates a company’s governance risk (board structure, compensation programs, shareholder rights, and audit and risk oversight). The lowest score of 1 indicates relatively higher quality governance practices and relatively lower governance risk and conversely, the highest score of 10 indicates relatively higher governance risk.

With respect to fund and variable annuity sub-account Clients, if there is a conflict of interest between fund shareholders and FTA or other fund service providers, FTA will vote the proxy based on the recommendations of ISS to avoid such conflict of interest.

6. If a Client requests the Adviser to follow specific voting guidelines or additional guidelines, the Adviser shall review the request and follow such guidelines, unless the Adviser determines that it is unable to follow such guidelines. In such case, the Adviser shall inform the Client that it is not able to follow the Client’s request.

7. FTA receives various reports from ISS on a quarterly basis. These reports include, among other things, a vote summary of all votes cast during the prior quarter, a list of all proxies that were not voted and the reason. FTA will periodically review a random sample of the votes recommended by ISS to ensure they are consistent with the Voting Guidelines and report any inconsistencies to the Investment Committee. A list of proxies not voted for the First Trust funds and reason why is provided to legal for inclusion in the quarterly First Trust funds board book.

8. Any Client requests for a copy of FTA’s proxy voting policies and procedures, voting guidelines, or voting results must be forwarded to Compliance for review and response.

Shareholders of any fund managed by FTA can review the proxy voting guidelines on the First Trust Fund’s website www.ftportfolios.com and the funds voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available upon request or by accessing EDGAR from the SEC’s website at www.sec.gov FTA’s Proxy Voting Policy Statement and Procedures will be provided with each advisory contract and will also be described and provided with the Form ADV, Part 2A.

9. FTA shall provide reasonable oversight of ISS. FTA will seek to ascertain whether ISS has the capacity and competency to adequately analyze proxy issues. Specific oversight responsibilities will include the following:

(a) On at least an annual basis, if not more frequent, the FTA will:

(i) conduct a due diligence review of ISS;

(ii) review the adequacy and quality of the proxy advisory firm’s staffing and personnel and technology;

(iii) monitor changes to the ISS guidelines and disclosed conflicts of interest on at least an annual basis to determine that such guidelines and potential conflicts continue to result in a proxy voting policy that is in the best interest of clients.

(iv) review whether ISS has identified any recommendation based on a material factual error. If so, FTA’s Investment Committee shall investigate the error and evaluate whether ISS is taking steps to mitigate making such errors in the future.

10. Recordkeeping

FTA will maintain the following records relating to proxy voting:

(a) a copy of this Policy;

(b) a copy of each proxy form for which it is responsible to vote;

(c) a copy of each proxy solicitation, including proxy statements and related materials with regard to each proxy issue it votes;

(d) documents relating to the identification and resolution of conflicts of interest, if any;

(e) any documents created by FTA that were material to a proxy voting decision or that memorialized the basis for that decision; and

(f) a copy of each written request from any Client for information on how FTA voted proxies on the Client’s behalf, and a copy of any written response by FTA to any written or oral request for information by a Client on how FTA voted proxies for that Client’s account.

11. ISS, on FTA’s behalf, will maintain the following records relating to proxy voting:

(a) a copy of each proxy form (as voted);

(b) a copy of each proxy solicitation, including proxy statements and related materials with regard to each vote;

(c) documents relating to the identification and resolution of conflicts of interest it identifies, if any; and

(d) any documents created by ISS that were material to a proxy voting decision or that memorialized the basis for that decision.

12. These records are either maintained at FTA’s office or are electronically available to FTA through access to ISS’s portal.

ISS Level Classification Descriptions

Level 1 – Election of directors (except for proxy contests); fix number of directors; ratification of auditors; name change; change in date of time of meeting; adjourn meeting; other business; can include shareholder proposals.

Level 2 – Employee stock purchase plans; increase in stock (except for private placements); reverse stock splits; standard corporate governance provisions (declassifying the board, supermajority votes, etc.); social/environmental/human rights proposals; standard mutual fund proposals (except for advisory agreements, proposals to open-end the fund).

Level 3 – Compensation Plans.

Level 4 – Private Placements; formation of a holding company; anti-takeover proposals (poison pills, fair price provisions, etc.); reincorporation; director and officer liability indemnification; conversion of securities; liquidation of assets; mutual fund advisory agreements.

Level 5 – Mergers; acquisitions; sale of assets; conversion of closed-end fund to open-end; reorganization; restructuring.

Level 6 – Proxy Contests.

Adopted:	September 15, 2003
Amended:	December 10, 2007
Amended:	September 21, 2009
Amended:	September 12, 2016
Amended:	March 9, 2020

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members.

Information provided as of January 4, 2021.

The Securitized Products Group of First Trust Advisors L.P. is responsible for the day–to-day management of the registrant’s portfolio. The Securitized Products group has been led by Jim Snyder and Jeremiah Charles since 2013 and was previously known as the Mortgage Securities Team.

Jim Snyder. Mr. Snyder is a Portfolio Manager for the First Trust Securitized Products Group. Prior to joining First Trust in 2013, Mr. Snyder worked as a Senior Portfolio Manager at Fort Sheridan Advisors where he managed mortgage portfolios for institutional clients. Mr. Snyder has led several mortgage trading and portfolio groups at Deerfield Capital, Spyglass Capital & Trading and American Express Financial Advisors. Mr. Snyder managed AXP Federal Income Fund and developed mortgage trading strategies for Spyglass Capital and Deerfield’s Mortgage REIT and Opportunity Fund. Mr. Snyder holds a B.S. and M.A. in Economics from DePaul University and an MBA from University of Chicago Booth School of Business.

Jeremiah Charles. Mr. Charles is a Portfolio Manager for the First Trust Securitized Products Group. Prior to joining First Trust in 2013, Mr. Charles worked as a Vice President of Mortgage Product Sales for CRT Capital where he advised pension funds, hedge funds, and institutional money managers. Before joining CRT in 2011, Mr. Charles spent 6 years with Deerfield Capital Management LLC as a Senior Vice President and Senior Portfolio Manager for the Mortgage Trading team. He began his professional career as an Analyst at Piper Jaffray. Mr. Charles holds a B.S. in Finance from the Leeds School of Business at the University of Colorado, and a M.S. in Real Estate Finance with Honors from the Charles H. Kellstadt Graduate School of Business at DePaul University.

(2)	Other Accounts Managed by Portfolio Managers or Management Team Member and Potential Conflicts of Interest

Information provided as of October 31, 2020.

Name of Portfolio Manager or Team Member	Type of Accounts*	Total # of Accounts Managed	Total Assets	# of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for which Advisory Fee is Based on Performance
1. Jeremiah Charles	Registered Investment Companies:	5	$7,346,472,599	0	$ 0
	Other Pooled Investment Vehicles:	0	$ 0	0	$ 0
	Other Accounts:	0	$ 0	0	$ 0

2. James Snyder	Registered Investment Companies:	5	$7,346,472,599	0	$ 0
	Other Pooled Investment Vehicles:	0	$ 0	0	$ 0
	Other Accounts:	0	$ 0	0	$ 0

Portfolio Manager Material Conflicts of Interest

Potential conflicts of interest may arise when a portfolio manager of the Registrant has day-to-day management responsibilities with respect to one or more other funds or other accounts. The First Trust Securitized Products Group adheres to its trade allocation policy utilizing a pro-rata methodology to address this conflict.

First Trust and its affiliate, First Trust Portfolios L.P. (“FTP”), have in place a joint Code of Ethics and Insider Trading Policies and Procedures that are designed to (a) prevent First Trust personnel from trading securities based upon material inside information in the possession of such personnel and (b) ensure that First Trust personnel avoid actual or potential conflicts of interest or abuse of their positions of trust and responsibility that could occur through such activities as front running securities trades for the Registrant. Personnel are required to have duplicate confirmations and account statements delivered to First Trust and FTP compliance personnel who then compare such trades to trading activity to detect any potential conflict situations.

(3)        Compensation Structure of Portfolio Managers or Management Team Members

Portfolio Manager Compensation

Information provided as of October 31, 2020.

The compensation structure at First Trust is based on a fixed salary and discretionary bonus determined by First Trust management. Salaries are based on each individual’s position and overall value to First Trust. Bonuses are determined by First Trust management and are based on individual performance, the commitment to team performance and profitability, and the profitability of First Trust. Certain internal portfolio managers have an indirect ownership stake in the firm and will therefore receive their allocable share of ownership-related distributions.

(4)       Disclosure of Securities Ownership

Information provided as of October 31, 2020.

Name	Dollar Range of Fund Shares Beneficially Owned

Jeremiah Charles	$0
James Snyder	$0

(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

On October 19, 2020, after a thorough review, and consistent with the interests of the Fund, the Board of Trustees adopted Amended and Restated By-Laws, dated October 19, 2020 (the “Amended and Restated By-Laws”).

Among other changes, the Amended and Restated By-Laws contain new timelines for advance notice of nominees for Trustee to be brought before a meeting of shareholders. Further, the Amended and Restated By-Laws require compliance with certain procedural and informational requirements in connection with the advance notice of nominations, including a requirement to provide certain information about the nominee, and if requested, requires a nominee to sit for an interview with the Board to determine whether the nominee has the ability to critically review, evaluate, question and discuss information provided to the Board, and interact effectively with the other Trustees and management of the Fund, among other parties. Additionally, the Amended and Restated By-Laws include qualifications and eligibility requirements for Trustees. Any shareholder considering making a nomination should carefully review and comply with those provisions of the Amended and Restated By-Laws.

This discussion is only a high-level summary of certain aspects of the Amended and Restated By-Laws, and is qualified in its entirety by reference to the Amended and Restated By-Laws. Shareholders should refer to the Amended and Restated By-Laws for more information. A copy of the Amended and Restated By-Laws can be found in the Current Report on Form 8-K filed by the Fund with the Securities and Exchange Commission on October 20, 2020, which is available at www.sec.gov, and may also be obtained by writing to the Secretary of the Fund at the Fund’s principal executive office.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.
(b)	Not applicable.

Item 13. Exhibits.

(a)	(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.
(a)	(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.
(a)	(3) Not applicable.
(a)	(4) Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Mortgage Income Fund

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)

Date	January 11, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date	January 11, 2021

By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date	January 11, 2021

* Print the name and title of each signing officer under his or her signature.